UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2023

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The 2023 Annual Meeting of Stockholders of the registrant occurred on April 26, 2023. Represented at the meeting, in person or by proxy, were 266,974,459 shares constituting approximately 99% of the issued and outstanding shares entitled to vote.
1. ELECTION OF DIRECTORS.
The following directors were elected:

	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Bless	262,454,340	1,591,516	2,928,603
Jose O. Montemayor	261,991,990	2,053,866	2,928,603
Don M. Randel	261,737,488	2,308,368	2,928,603
Andre Rice	262,512,662	1,533,194	2,928,603
Dino E. Robusto	258,386,249	5,659,607	2,928,603
Kenneth I. Siegel	258,311,066	5,734,790	2,928,603
Andrew H. Tisch	258,326,604	5,719,252	2,928,603
Benjamin J. Tisch	258,323,109	5,722,747	2,928,603
James S. Tisch	255,590,395	8,455,461	2,928,603
Jane J. Wang	258,320,854	5,725,002	2,928,603
2. AN ADVISORY (NON-BINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.
Over 98% of the shares eligible to vote approved, on an advisory (non-binding) basis, the Company's named executive officer compensation, as identified below in the table.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory vote on executive compensation	261,057,456	2,954,471	33,929	2,928,603
3. AN ADVISORY (NON-BINDING) VOTE TO DETERMINE THE FREQUENCY OF A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION.
Over 99% of the shares eligible to vote determined, on an advisory (non-binding) basis, whether a stockholder vote on executive compensation should be held every year, two years or three years, as identified below in the table.

	1 Year	2 Years	3 Years	Votes Abstained
Advisory vote on the frequency of a stockholder vote on executive compensation	263,150,407	75,373	798,253	21,823
Following the vote, the Company has determined to hold an advisory (non-binding) vote to approve named executive officer compensation on an annual basis.
4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2023.
Over 99% of the shares eligible to vote ratified the appointment of Deloitte & Touche LLP to serve as the independent registered public accountants for the registrant for 2023, as identified below in the table. There were no broker non-votes.

	Votes For	Votes Against	Votes Abstained
Ratification of appointment of Deloitte & Touche LLP	266,660,726	296,799	16,934

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: April 26, 2023	By	/s/ Stathy Darcy
(Signature)
Stathy Darcy Senior Vice President, Deputy General Counsel & Secretary